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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 6, 2001


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                       333-49820               13-3320910
-------------------------------         -----------             -----------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)        Identification No.)

                    11 Madison Avenue                        10010
                   New York, New York                        -----
                   -------------------                    (Zip Code)
                  (Address of Principal
                    Executive Offices)

Registrant's telephone number, including area code, is: (212) 538-3000
                                                        --------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                 Description
-----------        -----------                 -----------

1                  5.3                         Opinion and Consent of
                                               Thacher Proffitt & Wood.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 6, 2001

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.


                                       By: /s/ Thomas Fenlon
                                           ---------------------
                                       Name:   Thomas Fenlon
                                       Title:  Vice President

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                Description
------            -----------                -----------

1                    5.3                    Opinion and Consent of Counsel